VANGUARD(R)
SELECTED VALUE
FUND

Annual Report
October 31, 1999

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE


FELLOW SHAREHOLDERS:

     TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

   While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

   But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/s/
JCB


CONTENTS

REPORT FROM THE CHAIRMAN .............1
AFTER-TAX RETURNS REPORT .............4
THE MARKETS IN PERSPECTIVE ...........5
REPORT FROM THE ADVISER ..............7
PERFORMANCE SUMMARY ..................9
FUND PROFILE ........................10
FINANCIAL STATEMENTS ................12
REPORT OF INDEPENDENT ACCOUNTANTS....19
--------------------------------------------------------------------------------

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Vanguard Selected Value Fund posted a return of -0.6% during the fiscal year ended October 31, 1999. This was a very disappointing result that fell far short of the returns of the fund's comparative benchmarks.

     The table at right presents our fiscal year total return (capital change plus reinvested dividends) along with those of the average mid-capitalization value fund and the Russell Midcap Index. The fund's return is based on a decline in net asset value from $10.23 per share on October 31, 1998, to $9.75 per share on October 31, 1999. The return is adjusted for a dividend of $0.08 per share paid from net investment income and a distribution of $0.33 per share paid in December 1998 from net realized capital gains.

--------------------------------------------------------------------------------
                                  TOTAL RETURNS
                                FISCAL YEAR ENDED
                                OCTOBER 31, 1999
--------------------------------------------------------------------------------
Vanguard Selected Value Fund        -0.6%
--------------------------------------------------------------------------------
Average Mid-Cap Value Fund*          8.7%
--------------------------------------------------------------------------------
Russell Midcap Index                17.1%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended October 31 comprised two distinctly different halves. For most of the first half, stock prices worldwide were rebounding strongly from a slump in the summer of 1998 that had been prompted by economic crises in Asia, Russia, and parts of Latin America. The stock market's comeback was aided by a pickup in global economic activity and by three separate interest rate reductions by the Federal Reserve Board that autumn. These developments--and the continued ebullience of the U.S. economy--erased investors' fears that the troubles abroad would depress business activity and profits at home. Even though interest rates rose during the six months from October 31 through April 30, the stock market, as measured by the Wilshire 5000 Total Market Index, gained 22.8%.

     However, during the second half of our fiscal year, most stock prices stagnated or fell (with the notable exception of technology stocks). The Wilshire 5000 advanced 2.3%, bringing its full-year return to 25.7%.

     Large-capitalization growth stocks were the strongest market sector--the growth stocks within the large-cap Standard & Poor's 500 Index gained 31.6%, while value stocks within the index returned 19.0%. Returns were much lower for smaller stocks--the Russell Midcap Index gained 17.1% for the year--and the growth/value split was even wider among mid-caps. The growth stocks within the Russell Midcap Index gained 37.7% versus a modest 5.7% return for the index's value stocks.

     One drag on the stock market was a strong uptrend in interest rates that began in February. The Federal Reserve encouraged this move, acting in late June and again in August to boost short-term interest rates by a total of 0.5 percentage point. Fears of a global economic slump were supplanted by worries that economic growth--especially in the United States--was so strong that it would cause wages and commodity prices to surge, pushing up inflation.

     For the full year, yields on long-term U.S. Treasury bonds rose significantly. The yield on the 30-year Treasury increased exactly 1 percentage point (100 basis points) to 6.16% on October 31, 1999. Bond prices, which move in the opposite direction from interest rates, fell during the year. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds, eked out a return of 0.5% for the year, as its interest income of 6.2% only barely offset price declines of -5.7%.

FISCAL 1999 PERFORMANCE OVERVIEW

Vanguard Selected Value Fund's -0.6% return badly lagged the returns of the average mid-cap value fund (by 9.3 percentage points) and of the unmanaged Russell Midcap Index (by 17.7 points). The fund suffered from an emphasis on the wrong market sectors and poor stock selection within sectors. For example, in technology--by far the strongest market sector, with gains of about 67%--Selected Value's stake averaged about 3.5% of assets, only about one-quarter the weight of tech stocks in the Midcap Index. Given the fund's emphasis on value stocks, its relatively light weighting in technology was not surprising, but it was a significant negative. In health care, the sector with the worst returns during fiscal 1999, Selected Value held 11% of its assets, versus an index weighting of less than 7%. Our adviser's selections in oil and other energy stocks performed well, but in most other sectors Selected Value's holdings produced below-market returns. Among financial-services stocks, our biggest industry weighting, our selections had a -3% return, while the financial stocks in the index gained about 8%.

     As we told you in our semiannual report, the Board of Trustees on March 25 announced a change in Selected Value's portfolio manager. On that date, investment management duties were assumed by James P. Barrow, a founding partner and vice president of our adviser, Barrow, Hanley, Mewhinney & Strauss. We are confident that Mr. Barrow will do an excellent job and that the Selected Value Fund will provide fully competitive long-term returns.

LIFETIME PERFORMANCE OVERVIEW

Vanguard Selected Value Fund has struggled in the nearly four years since its founding, providing an average annual return of only 2%. As shown in the table below, the fund's results have been poor compared with the 10.7% annualized return for the average mid-cap value fund and the 15.3% annualized return for the Russell Midcap Index.

     An initial investment of $10,000 in our fund, assuming the reinvestment of income and capital gains distributions, would have grown to $10,771 by October 31, 1999. That is $3,793 below the result for an identical investment in our average competitor and $6,193 short of the result for the index.



--------------------------------------------------------
                                   TOTAL RETURNS
                            FEBRUARY 15, 1996, THROUGH
                                  OCTOBER 31, 1999
                             ---------------------------
                             AVERAGE    FINAL VALUE OF
                             ANNUAL       A $10,000
                             RETURN   INITIAL INVESTMENT

--------------------------------------------------------
Vanguard Selected Value Fund   2.0%        $10,771

--------------------------------------------------------
Average Mid-Cap Value Fund    10.7%        $14,564
--------------------------------------------------------
Russell Midcap Index          15.3%        $16,964
--------------------------------------------------------

We would expect Selected Value to perform differently from the overall market and from peer funds because of its strict value orientation and willingness to make large bets on certain stocks--the fund held just 36 stocks on October 31--and certain sectors of the market. However, we acknowledge that our variation so far has mostly been on the downside.

IN SUMMARY

The U.S. stock market again provided big gains for investors during the past 12 months; it was the fifth year in a row during which the S&P 500 Index returned more than 20%. This is an unprecedented streak, although the gains have been lopsided in favor of large technology stocks. Many investors may now be tempted to count on more of the same. This can lead to some mistakes, such as chasing "hot" market sectors and forgetting about diversification; adopting unrealistically high expectations for returns; and--perhaps most dangerous--underestimating risks.

     To prepare for the market's risks--and I assure you those risks are significant--Vanguard believes that investors should diversify by holding balanced portfolios of both value and growth stock funds along with bond funds and short-term reserves. With such a mix, in proportions suitable to your personal investment time horizon, goals, and financial situation, you're in position to keep on course to your financial goals, despite the turbulence you're sure to encounter along the journey.

/s/
John J. Brennan
Chairman and Chief Executive Officer

November 18, 1999

================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the Selected Value Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Selected Value Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

     o The peer funds' returns are based on data from Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are based on data from Lipper Inc., which differ somewhat.)



--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                    PERIODS ENDED OCTOBER 31, 1999
                             ---------------------------------------------------
                                   1 YEAR                  SINCE INCEPTION*
                             -----------------       ---------------------------
                             PRETAX  AFTER-TAX       PRETAX          AFTER-TAX
--------------------------------------------------------------------------------
Selected Value Fund          -0.6%   -1.6%            2.0%              1.2%
Average Mid-Cap Value Fund**  8.7     6.6             N.A.              N.A.
--------------------------------------------------------------------------------
 *February 15, 1996.
**Based on data from Morningstar, Inc.

     As you can see, the Selected Value Fund's pretax total return of -0.6% for the 12 months ended October 31, 1999, was reduced by taxes to -1.6%. In other words, for investors in the highest tax bracket, taxes had the effect of reducing the fund's return by an additional percentage point. In comparison, the average mid-cap value fund earned a pretax return of 8.7% and an after-tax return of 6.6%, a difference of 2.1 percentage points. Since its inception on February 15, 1996, the Selected Value Fund's annualized pretax return of 2.0% was reduced to 1.2% by taxes. Morningstar does not provide after-tax returns for such specific periods.

     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999

Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)

--------------------------------------------------------------------------------
                                             AVERAGE ANNUAL RETURNS
                                         PERIODS ENDED OCTOBER 31, 1999
                                        --------------------------------
                                           1 YEAR   3 YEARS   5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                            25.7%    26.5%     26.0%
  Russell 2000 Index                       14.9      9.4      12.6
  Wilshire 5000 Index                      25.7     23.8      23.8
  MSCI EAFE Index                          23.4      12.5      9.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index               0.5%     6.2%      7.9%
  Lehman 10 Year Municipal Bond Index      -1.2      5.2       7.0
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index               4.6      5.0       5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                      2.6%     2.0%      2.4%
--------------------------------------------------------------------------------

     From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.

     Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.

    Big stocks  outperformed small stocks  in  fiscal  1999, and  growth  stocks
outpaced   value   stocks.   The  S&P  500   Index,   which  is   dominated   by
large-capitalization  stocks,  gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.

     The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits. Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS

Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.

     As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose 1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.

     Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS

International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.

     In the major developed international markets, U.S. investors earned 23.4% as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.

     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM THE ADVISER

The past six months have been most disappointing on both a relative and absolute basis for Vanguard Selected Value Fund. The fund's total return during the fiscal year ended October 31, 1999, was -0.6%, trailing both the average mid-cap value fund return of 8.7% and the 17.1% gain for the Russell Midcap Index.

     While this will not soften the blow much, it is worth repeating that the fund is a true value mid-cap portfolio. And fiscal 1999 was not a banner year for mid-cap value stocks. The fund is well diversified, with 36 holdings, none of which represents more than 5% of assets. In more logical markets, we feel the composition of this fund will deliver much-improved performance.

     The market's gains during the fiscal year were concentrated in a fairly narrow group of stocks. For example, over the past six months, the top 10% of performers in the Russell Midcap Index as a group contributed 831 basis points (8.31 percentage points) of that benchmark's total return, which overall was -1.2%. This top-performing group has an average price/earnings ratio of 84.4, a price/book value ratio of 13.4, and a current dividend yield of 0.4%. Selected Value, with a weighted average price/earnings ratio of 15.9, price/book ratio of 1.7, and dividend yield of 2.6%, seems much more attractively priced, but good value hasn't produced good performance thus far.

     The economy seems to be doing just fine, with growth well above the long-term trend line, unemployment the lowest in recent memory, and, if we can believe the reports, very little inflation. We would take issue with the last point, as we are seeing significant price increases in housing, building materials, energy, chemicals, transportation, hotels, and business rents. In general, these increases more than offset productivity gains and the declines in some other prices, such as computer prices. The Federal Reserve is diligent in monitoring inflation, but Fed officials also seem concerned about any possible fallout from the Y2K problem, and they may not increase interest rates further until it is clear that any economic disruptions are behind us. While Chairman Alan Greenspan has voiced concern about an overexuberant stock market, the Fed seems hesitant to interrupt the party. Throughout the economy, we are seeing companies reaching to achieve earnings growth above their revenue growth and, in many cases, failing. This in part explains the volatility of individual stocks.

     The biggest factor in Selected Value's underperformance relative to its benchmarks in fiscal 1999 was a lack of technology investments, which had a return of 67% within the Russell Midcap Index. That was a sin of omission. The sin of commission was our holdings in the aerospace-defense industry. In the past couple of months, several well-known companies reported a slowing in business and a significant lowering of expectations for next year. The stocks in this group are very cheap and in time should rebound. It's also quite possible that, in the meantime, these companies could become acquisition candidates.

     Our investments in retailers have come under pressure as the market worries about Internet competition. The retail companies are doing fine, however,

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.
================================================================================
with reasonable profit growth, single-digit price/earnings ratios, and progress in same-store sales (sales at stores open a year or more). Although e-commerce is exciting and will experience significant growth (albeit from a small base), it will not become dominant in sales to consumers for most goods and services. The very nature of Internet commerce allows for intense price comparison and competition, ensuring the slimmest of margins, and to date Internet retailers have not generated any profits. We find many of their business models to be flawed, and we expect a significant rebound in traditional retailers.

     Every day we expect the market's obsession with technology companies (frequently having little or no earnings) to end, and it just doesn't. We wonder how long this can go on. The level of speculation is quite high, margin debt is off the charts, and investors fear nothing. The new paradigm suggests that one should own only new technology companies whose share prices are going up and ignore the price paid for the shares.

This rationale is fundamentally illogical and we will not subscribe to it. We have a portfolio of very cheap stocks by any measure and feel that, when things change, we will reap a handsome reward.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

November 12, 1999

PERFORMANCE SUMMARY
SELECTED VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: FEBRUARY 15, 1996-OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------
            SELECTED VALUE FUND        RUSSELL                   SELECTED VALUE FUND         RUSSELL
                                       INDEX*                                                INDEX*
FISCAL  CAPITAL    INCOME     TOTAL     TOTAL     FISCAL     CAPITAL    INCOME     TOTAL      TOTAL
YEAR    RETURN     RETURN    RETURN    RETURN     YEAR       RETURN     RETURN    RETURN     RETURN
-----------------------------------------------------------------------------------------------------
1996      0.7%      0.0%      0.7%       8.3%     1998       -18.1%      0.3%     -17.8%      4.5%
1997     30.2       0.7      30.9       28.8      1999        -1.4%      0.8%      -0.6      17.1
-----------------------------------------------------------------------------------------------------

*Russell Midcap Index.
See Financial Highlights table on page 16 for dividend and capital gains information since the fund's inception.


CUMULATIVE PERFORMANCE: FEBRUARY 15, 1996-OCTOBER 31, 1999
------------------------------------------------------------------

               Selected          Average Mid-Cap      Russell
               Value Fund        Value Fund           Midcap Index
               ----------        ---------------      ------------
2/16/1994      10000             10000                10000
199604         10630             10612                10422
199607          9490             10049                 9775
199610         10070             11008                10833
199701         11051             11983                11801
199704         10767             11652                11563
199707         13336             13944                13881
199710         13184             14299                13950
199801         12734             14405                14399
199804         14355             16309                16301
199807         11982             14557                15252
199810         10838             13399                14572
199901         11136             14328                16129
199904         11611             14971                17269
199907         12229             15536                17337
199910         10771             14564                17067


                            AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED OCTOBER 31, 1999
                           ------------------------------
                                                               FINAL VALUE OF A
                             1 YEAR       SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------
Selected Value Fund         -0.61%             2.02%               $10,771
Average Mid-Cap Value
 Fund*                       8.69             10.67                 14,564
Russell Midcap Index        17.12             15.32                 16,964
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                          SINCE INCEPTION
                         INCEPTION               -------------------------------
                         DATE        1 YEAR       CAPITAL       INCOME     TOTAL
--------------------------------------------------------------------------------
Selected Value Fund      2/15/1996   13.89%       2.49%         0.50%      2.99%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
SELECTED VALUE FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
----------------------------------------
                     Selected    Russell
                        Value     Midcap
----------------------------------------
Number of Stocks           36        784
Median Market Cap       $3.0B      $5.2B
Price/Earnings Ratio    15.9x      19.2x
Price/Book Ratio         1.7x       2.9x
Yield                    2.6%       1.5%
Return on Equity        14.3%      16.9%
Earnings Growth Rate     8.3%      13.3%
Foreign Holdings         1.7%       0.0%
Turnover Rate            102%        ---
Expense Ratio           0.73%        ---
Cash Reserves            3.7%        ---

INVESTMENT FOCUS
-------------------------------------------
[grid]
STYLE               VALUE
MARKET VALUE       MEDIUM

VOLATILITY MEASURES
-------------------------------------------
                   Selected
                      Value         S&P 500
-------------------------------------------
R-Squared              0.49            1.00
Beta                   0.88            1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------
MGIC Investment Corp.                  4.5%
Northeast Utilities                    4.0
American Power Conversion Corp.        3.9
Vastar Resources, Inc.                 3.7
Kerr-McGee Corp.                       3.6
XL Capital Ltd. Class A                3.3
Ryder System, Inc.                     3.3
Watson Pharmaceuticals, Inc.           3.3
Diebold, Inc.                          3.3
Dana Corp.                             3.2
-------------------------------------------
Top Ten                               36.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                            OCTOBER 31, 1998           OCTOBER 31, 1999
                            ----------------------------------------------------
                            SELECTED VALUE      SELECTED VALUE    RUSSELL MIDCAP
                            ----------------------------------------------------
Auto & Transportation ......    14.4%            9.8%                  4.2%
Consumer Discretionary .....     2.4             6.8                  16.8
Consumer Staples ...........     5.8             3.0                   3.8
Financial Services .........     7.3            24.2                  19.3
Health Care ................    16.3             6.5                   5.6
Integrated Oils ............     3.4             3.8                   3.7
Materials & Processing .....    25.9            14.9                   7.8
Producer Durables ..........    19.5            13.0                   5.2
Technology .................     5.0             2.7                  17.3
Utilities ..................     0.0             8.4                  12.7
Other ......................     0.0             3.1                   1.8
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------
                                            MARKET
                                            VALUE*
SELECTED VALUE FUND              SHARES      (000)
---------------------------------------------------
COMMON STOCKS (96.3%)
---------------------------------------------------
AUTO & TRANSPORTATION (9.4%)
  Dana Corp.                     210,000     6,208
  Genuine Parts Co.              230,000     5,994
  Norfolk Southern Corp.         200,000     4,888
  J.B. Hunt Transport Services,
      Inc.                        86,700     1,116
                                           --------
                                            18,206
---------------------------------------------------
CONSUMER DISCRETIONARY (6.5%)
o Toys R Us, Inc.                360,000     5,085
o Kmart Corp.                    440,000     4,427
o Danka Business Systems
   PLC ADR                       300,000     3,131
                                           --------
                                            12,643
                                           --------
CONSUMER STAPLES (2.9%)
  UST, Inc.                      200,000     5,538
                                           --------
FINANCIAL SERVICES (23.3%)
  MGIC Investment Corp.          145,000     8,664
  XL Capital Ltd. Class A1        20,000     6,442
  Ryder System, Inc.             300,000     6,413
  Deluxe Corp.                   210,000     5,932
  ProLogis Trust REIT            290,000     5,601
  Crescent Real Estate,
    Inc. REIT                    300,000     5,006
  Jefferson-Pilot Corp.           52,900     3,971
  MBIA, Inc.                      52,100     2,973
                                           --------
                                            45,002
                                           --------
HEALTH CARE (6.3%)
o  Watson  Pharmaceuticals,
    Inc.                         201,300     6,391
o  Magellan  Health  Services,
    Inc.                         512,500     3,107
o Coventry Health Care Inc.      462,100     2,657
                                           --------
                                            12,155
                                           --------

INTEGRATED OILS (3.6%)
  Kerr-McGee Corp.               130,000     6,988
                                           --------

OTHER ENERGY (3.7%)
  Vastar Resources, Inc.        120,000      7,088
                                           --------

MATERIALS & PROCESSING (14.4%)
  Eastman Chemical Co.           160,000     6,170
  Millennium Chemicals, Inc.     280,000     5,180
  RPM Inc. (Ohio)                415,950     4,965
  Lyondell Chemical Co.          400,000     4,850
  Armstrong World Industries
     Inc.                        110,000     4,111
  MacMillan Bloedel Ltd.         149,669     2,479
                                           --------
                                            27,755
                                           --------
PRODUCER DURABLES (12.5%)
o American Power
   Conversion Corp.              340,000     7,629
  Diebold, Inc.                  240,000     6,300
  Pall Corp.                     250,000     5,484
  The BFGoodrich Co.             200,000     4,737
                                           --------
                                            24,150
                                           --------

TECHNOLOGY (2.6%)
  Harris Corp.                   223,300     5,010
                                           --------
UTILITIES (8.1%)
o Northeast Utilities            375,000     7,805
  COMSAT Corp.                   312,780     5,845
  Kinder Morgan, Inc.            100,000     2,012
                                           --------
                                            15,662
                                           --------
OTHER (3.0%)
  Brunswick Corp.                260,000     5,883
                                           --------
---------------------------------------------------
TOTAL COMMON STOCKS
  (COST $205,908)                          186,080
---------------------------------------------------

--------------------------------------------------------------
                                            FACE       MARKET
                                          AMOUNT       VALUE*
                                           (000)        (000)
--------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.0%)
--------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.24%, 11/1/1999                        $5,814        5,814
  5.26%, 11/1/1999--Note F                 3,826        3,826
--------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $9,640)                                         9,640
--------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (COST $215,548)                                     195,720
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
--------------------------------------------------------------
Receivables for Investment Securities Sold              7,297
Other Assets--Note C                                      883
Payables for Investment Securities
  Purchased                                            (6,015)
Other Liabilities--Note F                              (4,591)
                                                      --------
                                                       (2,426)
--------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------
Applicable to 19,825,058 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                          $193,294
==============================================================

NET ASSET VALUE PER SHARE                               $9.75
==============================================================
*See Note A in Notes to Financial Statements.
oNon-Income-Producing Security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

==============================================================
                                          AMOUNT          PER
                                           (000)        SHARE
AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------
 Paid in Capital                        $223,105       $11.25
 Undistributed Net
  Investment Income                        2,023          .10
 Accumulated Net Realized
  Losses--Note D                         (12,006)        (.60)
 Unrealized Depreciation--Note E(19,828)(1.00)
--------------------------------------------------------------
 NET ASSETS                             $193,294      $  9.75
==============================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                             Selected Value Fund
                                                     Year Ended October 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME

   Dividends                                                            $ 3,221
   Interest                                                                 312
   Security Lending                                                          23
                                                                       ---------
      Total Income                                                        3,556
EXPENSES                                                               ---------
   Investment Advisory Fees--Note B
       Basic Fee                                                            668
      Performance Adjustment                                               (294)

   The Vanguard Group--Note C
      Management and Administrative                                         821
      Marketing and Distribution                                             33
   Custodian Fees                                                            12
   Auditing Fees                                                              9
   Shareholders' Reports                                                     18
                                                                       ---------
      Total Expenses                                                      1,267
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     2,289
--------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                         (11,940)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                                   123
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(9,528)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                           Selected Value Fund
                                                         Year Ended October 31,
                                                      --------------------------
                                                            1999          1998
                                                           (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                   2,289         1,090
   Realized Net Gain (Loss)                              (11,940)        4,745
   Change in Unrealized Appreciation (Depreciation)          123       (41,276)
                                                        ------------------------
      Net Decrease in Net Assets Resulting
           from Operations                                (9,528)      (35,441)
                                                        ------------------------
DISTRIBUTIONS
   Net Investment Income                                  (1,158)         (741)
   Realized Capital Gain                                  (4,778)       (6,818)
                                                        ------------------------
      Total Distributions                                 (5,936)       (7,559)
                                                        ------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                152,679        73,513
   Issued in Lieu of Cash Distributions                    5,686         7,233
   Redeemed                                             (101,391)      (75,874)
                                                        ------------------------
      Net Increase from Capital Share Transactions        56,974         4,872
--------------------------------------------------------------------------------
   Total Increase (Decrease)                              41,510       (38,128)
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                     151,784       189,912
                                                        ----------------------
   End of Year                                          $193,294      $151,784
================================================================================

1Shares Issued (Redeemed)

   Issued                                                 14,258         6,056
   Issued in Lieu of Cash Distributions                      594           610
   Redeemed                                               (9,870)       (6,449
                                                        ------------------------
      Net Increase in Shares Outstanding                   4,982           217
================================================================================
                                       15

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


------------------------------------------------------------------------------------------------------
                                                              SELECTED VALUE FUND

                                                             YEAR ENDED OCTOBER 31,
                                                            -------------------------
                                                                                            FEB.15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               1999     1998       1997    OCT. 31, 1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.23   $12.98     $10.07           $10.00
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                      .12      .07        .06              .04
   Net Realized and Unrealized Gain (Loss)
      on Investments                                         (.19)   (2.31)      3.02              .03
                                                     -------------------------------------------------
      Total from Investment Operations                       (.07)   (2.24)      3.08              .07
                                                     -------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.08)    (.05)      (.06)
   Distributions from Realized Capital Gains                 (.33)     .46)      (.11)
                                                     -------------------------------------------------
      Total Distributions                                    (.41)    (.51)      (.17)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  9.75   $10.23     $12.98           $10.07
======================================================================================================
TOTAL RETURN                                               -0.61%  -17.80%     30.92%            0.70%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $193     $152       $190              $93
   Ratio of Total Expenses to Average Net Assets            0.73%    0.65%      0.74%          0.75%**
   Ratio of Net Investment Income to Average Net Assets     1.31%    0.58%      0.60%          0.75%**
   Portfolio Turnover Rate                                   102%      47%        32%              25%
======================================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4.   DISTRIBUTIONS: Distributions  to shareholders   are  recorded  on  the
ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Index. For the year ended October 31, 1999, the advisory fee represented an effective annual basic rate of 0.38% of the fund's average net assets before a decrease of $294,000 (0.17%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $40,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended October 31, 1999, the fund purchased $222,443,000 of investment securities and sold $172,773,000 of investment securities, other than temporary cash investments.

     At October 31, 1999, the fund had available a capital loss carryforward of $11,941,000 to offset future net capital gains through October 31, 2007.

E. At October 31, 1999, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $19,828,000, consisting of unrealized gains of $16,160,000 on securities that had risen in value since their purchase and $35,988,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at October 31, 1999, was $3,608,000, for which the fund held cash collateral of $3,826,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Selected Value Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 15, 1996 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999

================================================================================
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD SELECTED VALUE FUND

This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $4,778,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
================================================================================
                                       20

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN v (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

Burton G. Malkiel (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY v Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS v Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON v Legal Department.
ROBERT A. DISTEFANO v Information Technology.
JAMES H. GATELY v Individual Investor Group.
KATHLEEN C. GUBANICH v Human Resources.
IAN A. MACKINNON v Fixed Income Group.
F. WILLIAM MCNABB, III v Institutional Investor Group.
MICHAEL S. MILLER v Planning and Development.
RALPH K. PACKARD v Chief Financial Officer.
GEORGE U. SAUTER v Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Individual Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q9340-12/16/1999
(C) 1999 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.